EXHIBIT 10.29


                      AMENDMENT TO TERM LOAN-- AGREEMENT
                                AND TERM NOTE

      This amendment (the "Amendment'), dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.

RECITALS

A. The Borrower and the Bank have executed a Term Loan -Agreement (the "Agreement") and the Borrower has executed Note "the "Note"), both dated
FEBRUAR 19, 1996-and as amended from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents identified in Article III of the Agreement and certain other related documents (collectively the "Loan Documents"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the original amount not to exceed $ 3,000,000.00 as may be amended from time to time.

      B. The Borrower has requested that the Bank permit certain modifications to the Agreement and Note as described below.

      C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment,

                              TERMS OF AGREEMENT
In consideration of the mutual covenants contained herein, and for Other good and valuable consideration, the Borrower and the Bank agree as follows:

     [x] Extension of Maturity Date. If checked here, the references to "_FEBRUARY_1 9, 1999" in the Note as the maturity date of the Loan are hereby deleted and replaced with * AUGUST 31, 1999

      0 Change in Payment Schedule. If checked here, effective upon the date of this Amendment, the information under the heading 'Payment Schedule" IS deleted and replaced with the following:

Interest is payable beginning JUNE 1, 1999, and on the same date of each THIRD month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final interest payment with the final payment of principal.

Principal is payable- on AUGUST 31, 1999.

Financial Covenants (continued):
      (viii)The RDA covenants are replaced and deleted with the following; The combination of Net Income plus Loan Loss Provision for BNC- ND and BNC-MN combined must be at least $564,000 at 3/31/99 and $1,348,000 at 6/30/99

(ix) All Financial Covenants will be measured on a combined basis for BNC - ND and BNC - MN.

      Change in Interest Rate. If checked here, effective upon the date of this Amendment, the information under the heading 'Interest', on the Note, is deleted and replaced with the following:

The unpaid principal balance will. bear interest at an annual. rate described in the Interest Rate Rider attached to this Amendment -

      Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement, the Note and the other Loan Documents shall remain in full force and off act in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure toe Agreement and/or Note continues AS Security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

      Preconditions  to  Effectiveness.   This  Amendment  shall  only  become
effective upon execution by the Borrower and the Bank, and approval by any other third party required by the Bank,

      No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be doomed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and Warranties made heroin shall survive the execution of this Amendment.

      Counterparts.   This   Amendment   may  be  signed  in  any   number  of
counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

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      Authorization.  The Borrower represents and warrants that the execution.
delivery and performance of this Amendment and the documents. referenced herein are within the authority of the Borrower and have been duly authorized by all necessary action.

      Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Amendment, are hereby expressly incorporated by reference.


Dated as of: FEBRUARY 19, 1999

BNCCORP INC

(Individual Borrower)                          Borrower Name (Organization)

                                     (SEAL)    a DELAWARE Corporation
Borrower Name           N/A                    BY: /s/ Gregory K. Cleveland

                                  Name and Title GREGORY K CLEVELAND, PRESIDENT

By:

(SEAL)

Borrower Name           N/A                    Name and Title:

Agreed to:

  FIRSTAR BANK MILWAUKEE, N.A.
(Firstar Bank)

By:

          LYNN F HEBEL
Name and Title: VICE PRESIDENT

                             INTEREST RATE RIDER

   This Rider is made part of the Amendment to Term Loan Agreement and Term Note (the "Amendment") dated FEBRUARY 19, 1999 by the undersigned borrower (the "Borrower") in favor of F1RSTAR BANK MILWLAUKEE, N.A. the "Bank" as of the date identified below. The following interest rate description is hereby added to the Amendment:

Interest will be now be reset on June 1st and every third month thereafter. If that date is a weekend, the reset date will be the following Monday.

Dated as of: FEBRUARY 19, 1999

BNCCORP INC

(Individual Borrower)                          Borrower Name (Organization)

                                     (SEAL)    a DELAWARE Corporation
Borrower Name           N/A                    BY: /s/ Gregory K. Cleveland

                               Name and Title GREGORY K CLEVELAND, PRESIDENT

By:

(SEAL)

Borrower Name           N/A                    Name and Title: